Exhibit 99.1

Lantronix Reports Fiscal 2014 Third Quarter Financial Results

-- Company Reports GAAP Net Loss of $0.01 Per Share and Non-GAAP Net Income of $0.02 Per Share --

Irvine, Calif., April 30, 2014 – Lantronix, Inc. (the “Company”) (NASDAQ: LTRX) a leading global provider of smart IoT (Internet of Things) solutions, today reported results for its third fiscal quarter ended March 31, 2014.

Financial Highlights:

▪	Net revenue of $11.6 million
▪	Gross profit margin of 50.9%; third consecutive quarter of improvement
▪	GAAP net loss of $(130,000), or ($0.01) per share
▪	Non-GAAP net income of $331,000, or $0.02 per share; third consecutive quarter of non-GAAP net income

Operational and Product Highlights:

•	Efforts to expand sales channels contributed to a 15% increase in Enterprise Solutions sales internationally for the nine months ended March 31, 2014 as compared to the nine months ended March 31, 2013.

•	OEM Modules sales benefitted from the first major design win of new xPico® embedded device server moving to production with a Tier 1 customer in the security vertical.

•	In March 2014, the Company began shipping xPrintServer® Cloud Print Edition - the newest addition to its award-winning mobile printing product family. Currently the only Google Cloud Print certified print server, xPrintServer Cloud Print Edition allows users to print to network and USB printers wirelessly from Chromebooks, laptops, Kindle Fire, and Android smartphone and tablets.

•	In February 2014, at the Embedded World conference in Nürnberg, Germany, the Company provided a live demonstration of Lantronix configuration firmware that enables delivery of meaningful machine data to the Google Universal Analytics service from devices using Lantronix PremierWave® and xSenso® products. At the conference, Lantronix also showcased M2M enabling solutions including an IoT-powered humanoid robot, a quad copter drone, and xPico® Wi-Fi solutions supporting Raspberry Pi and Arduino platforms.

•	In February 2014, Lantronix announced an agreement with Arrow Electronics, a leading global provider of electronic components and technology solutions. Under the agreement, Arrow Electronics is extending its sales, marketing and distribution support for Lantronix products throughout the Europe, Middle East and Africa (EMEA) region. Arrow Electronics is a long-standing distributor of Lantronix products in the North America and Asia Pacific regions.

•	In February 2014, the Company launched Lantronix professional services to assist customers in the development and deployment of custom M2M (machine-to-machine) applications and solutions. The range of services spans from minor engineering to large, enterprise-level projects, including developing fully-customized versions and deployments of Lantronix products.

“Our on-going new product introductions and sales expansion initiatives contributed to Lantronix achieving 6% sequential revenue growth and our third consecutive quarter of non-GAAP net income during the March quarter,” said Kurt Busch, Lantronix president and CEO.  “We are encouraged by the progress we are making on our growth initiatives, which are creating increased revenue and opportunities from both existing and new Tier 1 customers worldwide.”

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Financial Results for the Third Quarter of Fiscal 2014

Net revenue was $11.6 million for the third quarter of fiscal 2014, a decrease of $571,000, compared to $12.2 million for the third quarter of fiscal 2013 and an increase of $625,000, compared to $11.0 million for the second quarter of fiscal 2014.

Gross profit margin was 50.9% for the third quarter of fiscal 2014, compared to 46.2% for the third quarter of fiscal 2013 and 49.6% for the second quarter of fiscal 2014.

Operating expenses were $6.0 million for the third quarter of fiscal 2014, a decrease of $397,000, compared to $6.4 million for the third quarter of fiscal 2013 and an increase of $300,000, compared to $5.7 million for the second quarter of fiscal 2014.

GAAP net loss for the third quarter of fiscal 2014 was $(130,000), or ($0.01) per share, compared to a GAAP net loss of $(801,000), or ($0.05) per share, for the third quarter of fiscal 2013 and a GAAP net loss of $(323,000) or ($0.02) per share, for the second quarter of fiscal 2014.

Non-GAAP net income for the third quarter of fiscal 2014 was $331,000, or $0.02 per share compared to non-GAAP net loss of $(388,000) or $(0.03) per share for the third quarter of fiscal 2013 and non-GAAP net income of $191,000, or $0.01 per share, for the second quarter of fiscal 2014. For additional information regarding our non-GAAP results, see “Discussion of Non-GAAP Financial Measures” below.

Cash and cash equivalents were $5.9 million as of March 31, 2014, an increase of $634,000, compared with $5.2 million as of June 30, 2013.

Conference Call and Webcast

Lantronix will host an investor conference call with a simultaneous audio webcast today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) to discuss its fiscal 2014 third quarter results.

Those wishing to participate in the live conference call should dial 877-474-9506 (US) or 857-244-7559 (international) using passcode 95797593. A webcast will be available simultaneously via the investor relations section of the Company’s website at www.lantronix.com.

A telephone replay will be available through May 7, 2014 by dialing 888-286-8010 (US) or 617-801-6888 (international) and entering passcode 86190554.

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About Lantronix

Lantronix, Inc. (NASDAQ: LTRX) is a global leader of secure communication technologies that simplify access and communication with and between virtually any electronic device. Our smart connectivity solutions enable sharing data between devices and applications to empower businesses to make better decisions based on real-time information, and gain a competitive advantage by generating new revenue streams, improving productivity and increasing efficiency and profitability. Easy to integrate and deploy, Lantronix products remotely and securely connect electronic equipment via networks and the Internet. Founded in 1989, Lantronix products have applications in every industry, including medical, security, industrial and building automation, transportation, retail, POS, financial, government, consumer electronics, and IT/data center. The Company's headquarters are located in Irvine, California. For more information, visit www.lantronix.com. The Lantronix blog, http://www.lantronix.com/blog, features industry discussion and updates. To follow Lantronix on Twitter, please visit http://www.twitter.com/Lantronix.

Discussion of Non-GAAP Financial Measures

Lantronix believes that the presentation of non-GAAP financial information, when presented in conjunction with the corresponding GAAP measures, provides important supplemental information to management and investors regarding financial and business trends relating to the Company's financial condition and results of operations. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations of the non-GAAP financial measures to the financial measures calculated in accordance with GAAP should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures. Management believes that non-GAAP operating expenses, non-GAAP net income (loss) and non-GAAP net income (loss) per share are important measures of the Company’s business. Management uses the aforementioned non-GAAP measures to monitor and evaluate ongoing operating results and trends to gain an understanding of our comparative operating performance.

Non-GAAP operating expenses consist of operating expenses excluding (i) share-based compensation and related payroll taxes and (ii) depreciation and amortization.

Non-GAAP net income (loss) consists of net income (loss) excluding (i) non-GAAP adjustments to operating expenses, (ii) interest income (expense), (iii) other income (expense), and (iv) income tax provision (benefit).

Non-GAAP net income (loss) per share is calculated by dividing non-GAAP net income (loss) by non-GAAP weighted-average shares outstanding (diluted). For purposes of calculating non-GAAP net income (loss) per share, the calculation of GAAP weighted-average shares outstanding (diluted) is adjusted to exclude share-based compensation, which for GAAP purposes is treated as proceeds assumed to be used to repurchase shares under the GAAP treasury stock method.

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Forward-Looking Statements

This news release contains forward-looking statements, including statements concerning our business plans, our financial and operating results, our product development strategies, and sales and marketing strategies. We have based our forward-looking statements on our current expectations and projections about trends affecting our business and industry and other future events. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. Forward-looking statements are subject to substantial risks and uncertainties that could cause our results or experiences, or future business, financial condition, results of operations or performance, to differ materially from our historical results or those expressed or implied in any forward-looking statement contained in this news release. Some of the risks and uncertainties that may cause actual results to differ from those expressed or implied in the forward-looking statements are described in “Risk Factors” in our Annual Report on Form 10-K and our Form 10-Qs filed with the Securities and Exchange Commission, or SEC, as well as in our other filings with the SEC. In addition, actual results may differ as a result of additional risks and uncertainties of which we are currently unaware or which we do not currently view as material to our business. For these reasons, investors are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements we make speak only as of the date on which they are made. We expressly disclaim any intent or obligation to update any forward-looking statements after the date hereof to conform such statements to actual results or to changes in our opinions or expectations, except as required by applicable law or the rules of the Nasdaq Stock Market, LLC. If we do update or correct any forward-looking statements, investors should not conclude that we will make additional updates or corrections.

Investor Relations Contacts:

Lantronix, Inc.
Jeremy Whitaker

Chief Financial Officer
(949) 453-3990

E.E. Wang

investors@lantronix.com

(949) 614-5879

© 2014 Lantronix, Inc. All rights reserved. Lantronix, PremierWave, xPico, xPrintServer and xSenso are registered trademarks of Lantronix, Inc. All other trademarks and trade names are the property of their respective holders.

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LANTRONIX, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	March 31,	June 30,
	2014	2013
Assets
Current assets:
Cash and cash equivalents	$5,877	$5,243
Accounts receivable, net	3,887	2,599
Contract manufacturers' receivable	566	607
Inventories, net	7,601	8,741
Prepaid expenses and other current assets	470	431
Total current assets	18,401	17,621
Property and equipment, net	1,411	1,687
Goodwill	9,488	9,488
Deferred tax assets	476	476
Other assets	117	87
Total assets	$29,893	$29,359

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$4,052	$2,870
Accrued payroll and related expenses	1,872	1,516
Warranty reserve	157	193
Short-term debt	–	167
Deferred tax liabilities	476	476
Other current liabilities	3,105	3,877
Total current liabilities	9,662	9,099
Long-term capital lease obligations	17	54
Other non-current liabilities	161	249
Total liabilities	9,840	9,402

Commitments and contingencies

Stockholders' equity:
Common stock	1	1
Additional paid-in capital	204,687	203,871
Accumulated deficit	(185,006)	(184,286)
Accumulated other comprehensive income	371	371
Total stockholders' equity	20,053	19,957
Total liabilities and stockholders' equity	$29,893	$29,359

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LANTRONIX, INC.

Unaudited Consolidated Statements of Operations

(In thousands, except per share data)

	Three Months Ended			Nine Months Ended
	March 31,	December 31,	March 31,	March 31,
	2014	2013	2013	2014	2013
Net revenue (1)	$11,593	$10,968	$12,164	$33,444	$35,528
Cost of revenue	5,694	5,531	6,547	16,718	18,407
Gross profit	5,899	5,437	5,617	16,726	17,121
Operating expenses:
Selling, general and administrative	4,248	4,062	4,685	12,258	13,672
Research and development	1,757	1,643	1,717	5,081	4,991
Total operating expenses	6,005	5,705	6,402	17,339	18,663
Loss from operations	(106)	(268)	(785)	(613)	(1,542)
Interest expense, net	(6)	(7)	(14)	(22)	(45)
Other income (expense), net	(2)	(22)	10	(30)	(8)
Loss before income taxes	(114)	(297)	(789)	(665)	(1,595)
Provision for income taxes	16	26	12	55	48
Net loss and comprehensive loss	$(130)	$(323)	$(801)	$(720)	$(1,643)
Net loss per share (basic and diluted)	$(0.01)	$(0.02)	$(0.05)	$(0.05)	$(0.11)
Weighted-average common shares (basic and diluted)	14,686	14,621	14,580	14,629	14,572
Net revenue from related parties	$79	$180	$221	$452	$894

(1)  Includes net revenue from related parties

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LANTRONIX, INC.

Unaudited Reconciliation of Non-GAAP Adjustments

(In thousands, except per share data)

	Three Months Ended			Nine Months Ended
	March 31,	December 31,	March 31,	March 31,
	2014	2013	2013	2014	2013

GAAP net loss	$(130)	$(323)	$(801)	$(720)	$(1,643)
Non-GAAP adjustments:
Cost of revenue:
Share-based compensation	11	11	12	35	33
Depreciation and amortization	122	124	91	363	293
Total adjustments to cost of revenue	133	135	103	398	326
Selling, general and adminstrative:
Share-based compensation	144	159	138	461	425
Employer portion of withholding taxes on stock grants	–	–	–	–	1
Depreciation and amortization	83	93	100	286	326
Total adjustments to selling, general and administrative	227	252	238	747	752
Research and development:
Share-based compensation	54	52	53	166	182
Employer portion of withholding taxes on stock grants	–	–	–	–	2
Depreciation and amortization	23	20	3	44	10
Total adjustments to research and development	77	72	56	210	194
Total non-GAAP adjustments to operating expenses	304	324	294	957	946
Interest expense, net	6	7	14	22	45
Other income (expense), net	2	22	(10)	30	8
Provision for income taxes	16	26	12	55	48
Total non-GAAP adjustments	461	514	413	1,462	1,373
Non-GAAP net income (loss)	$331	$191	$(388)	$742	$(270)

Non-GAAP net income (loss) per share (diluted)	$0.02	$0.01	$(0.03)	$0.05	$(0.02)

Denominator for GAAP net income (loss) per share (diluted)	14,686	14,621	14,580	14,629	14,572
Non-GAAP adjustment	662	83	–	199	–
Denominator for non-GAAP net income (loss) per share (diluted)	15,348	14,704	14,580	14,828	14,572

GAAP operating expenses	$6,005	$5,705	$6,402	$17,339	$18,663
Non-GAAP adjustments to operating expenses	(304)	(324)	(294)	(957)	(946)
Non-GAAP operating expenses	$5,701	$5,381	$6,108	$16,382	$17,717

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LANTRONIX, INC.

Unaudited Net Revenues by Product Line and Region

(In thousands)

	Three Months Ended			Nine Months Ended
	March 31,	December 31,	March 31,	March 31,
	2014	2013	2013	2014	2013
OEM Modules	$6,091	$4,696	$6,321	$16,005	$17,655
Enterprise Solutions	5,502	6,272	5,843	17,439	17,873
Net revenue	$11,593	$10,968	$12,164	$33,444	$35,528

	Three Months Ended March 31,
	2014			2013
	OEM Modules	Enterprise Solutions	Total	OEM Modules	Enterprise Solutions	Total
Americas	$2,409	$3,475	$5,884	$2,371	$4,130	$6,501
EMEA	2,241	1,455	3,696	2,376	1,230	3,606
Asia Pacific	665	319	984	646	218	864
Japan	776	253	1,029	928	265	1,193
	$6,091	$5,502	$11,593	$6,321	$5,843	$12,164

	Nine Months Ended March 31,
	2014			2013
	OEM Modules	Enterprise Solutions	Total	OEM Modules	Enterprise Solutions	Total
Americas	$6,005	$11,465	$17,470	$6,652	$12,657	$19,309
EMEA	6,184	3,855	10,039	6,668	3,590	10,258
Asia Pacific	1,924	1,151	3,075	1,844	994	2,838
Japan	1,892	968	2,860	2,491	632	3,123
	$16,005	$17,439	$33,444	$17,655	$17,873	$35,528

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